Lincoln iShares® Global Growth Allocation Fund
Schedule of Investments
March 31, 2019 (unaudited)
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.50%
Equity Funds–56.70%
iShares Core S&P 500 ETF	706	$200,900
iShares Core S&P Mid-Cap ETF	497	94,132
iShares Core S&P Small-Cap ETF	442	34,100
iShares Edge MSCI Min Vol USA ETF	940	55,272
iShares Edge MSCI USA Momentum Factor ETF	240	26,923
		411,327
Fixed Income Funds–29.73%
iShares 20+ Year Treasury Bond ETF	56	7,081
iShares Broad USD Investment Grade Corporate Bond ETF	280	15,478
iShares Core U.S. Aggregate Bond ETF	1,005	109,615
iShares Core U.S. Treasury Bond ETF	609	15,371
iShares iBoxx $ High Yield Corporate Bond ETF	130	11,241
iShares Long-Term Corporate Bond ETF	185	11,165
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
iShares MBS ETF	430	$ 45,735
		215,686
International Equity Funds–14.07%
iShares Core MSCI EAFE ETF	1,233	74,929
iShares Core MSCI Emerging Markets ETF	525	27,148
		102,077
Money Market Fund–0.00%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.39%)	8	8
		8
Total Investment Companies (Cost $682,957)		729,098

TOTAL INVESTMENTS–100.50% (Cost $682,957)	729,098
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.50%)	(3,629)
NET ASSETS APPLICABLE TO 63,118 SHARES OUTSTANDING–100.00%	$725,469

Summary of Abbreviations:
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
MBS–Mortgage-Backed Security
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
See accompanying notes.
Lincoln iShares® Global Growth Allocation Fund–1

Lincoln iShares® Global Growth Allocation Fund
Notes
March 31, 2019 (unaudited)
1. Significant Accounting Policies
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”)–Lincoln iShares® Global Growth Allocation Fund (the “Fund”) is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies and Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such underlying ETFs, which, in turn, invest in equity and fixed income securities and money market instruments (collectively, the “Underlying Funds”). ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Financial statements for the Underlying Funds can be found at www.sec.gov.
 Investments in government money market funds have a stable NAV.
2. Investments
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of March 31, 2019:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$729,098	$—	$—	$729,098
There were no Level 3 investments at the beginning or end of the period.
3. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of March 31, 2019, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
Lincoln iShares® Global Growth Allocation Fund–2